EXHIBIT NO.  32.1

            CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of Globe Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the quarter ended
March 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  /s/ Mae H. Leaveau
                                  _____________________
                                  Name:  Mae H. Leaveau
                                  Title: President and Chief Executive Officer



Date: May 11, 2004
































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